                                      AMENDING DEED TO THE MORTGAGE
                                      ORIGINATION AND MANAGEMENT
                                      AGREEMENT

                                      FOR THE SUPERANNUATION MEMBERS' HOME LOANS
                                      PROGRAMME

                                      PERPETUAL TRUSTEES AUSTRALIA LIMITED
                                      ABN 86 000 431 827

                                      ME PORTFOLIO MANAGEMENT LIMITED
                                      ABN 79 005 964 134

                                      and

                                      MEMBERS EQUITY PTY LIMITED
                                      ABN 56 070 887 679

                                      [FREEHILLS LOGO]

                                      MLC Centre Martin Place
                                      Sydney New South Wales 2000 Australia
                                      Telephone +61 2 9225 5000
                                      Facsimile +61 2 9322 4000
                                      www.freehills.com DX 361 Sydney

                                      SYDNEY MELBOURNE PERTH BRISBANE HANOI
                                      HO CHI MINH CITY SINGAPORE
                                      Correspondent Offices JAKARTA KUALA LUMPUR

                                      Reference PJSR:LGR:FW:25E

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                     Page

1        DEFINITIONS AND INTERPRETATION                                       1

         1.1      Definitions                                                 1

         1.2      Interpretation                                              2

2        AMENDMENTS TO THE AGREEMENT                                          2

         2.1      Amendments                                                  2

         2.2      Effectiveness                                               2

         2.3      Amendments not to affect validity, rights, obligations      2

3        GENERAL                                                              2

         3.1      Governing law and jurisdiction                              2

         3.2      Variation                                                   2

         3.3      Further assurances                                          2

         3.4      Counterparts                                                2

         3.5      Attorneys                                                   3

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Freehills Sydney 004722560           Printed 7 September 2005             PAGE 1

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THIS AMENDING DEED

                  is made on 15 November 2004 between the following parties:

                  1       PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (TRUSTEE)

                  2       ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          of Level 17, 360 Collins Street, Melbourne, Victoria
                          (MANAGER)

                  3       MEMBERS EQUITY PTY LIMITED
                          ABN 56 070 887 679
                          of Level 17, 360 Collins Street, Melbourne, Victoria
                          (MORTGAGE MANAGER)

RECITALS

                  A       The Trustee is a trustee of trusts known as the
                          Superannuation Members' Home Loans Trusts (TRUSTS) and
                          the Manager is a manager of the Trusts.

                  B       The Trustee, the Manager and the Former Mortgage
                          Manager entered into the Mortgage Origination and
                          Management Agreement.

                  C       By the Deed of Novation the Former Mortgage Manager
                          surrendered its rights and was released and discharged
                          from its obligations under the Mortgage Origination
                          and Management Agreement and the Mortgage Manager
                          became entitled to equivalent rights and assumed
                          equivalent obligations.

                  D       The parties wish to amend the Agreement in the manner
                          set out in this deed.

THIS DEED WITNESSES

                  that in consideration of, among other things, the mutual
                  promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this deed:

                  AGREEMENT means the agreement created by the Mortgage
                  Origination and Management Agreement and the Deed of Novation.

                  DEED OF NOVATION means the deed dated 28 September 1995
                  between the Trustee, the Manager, the Former Mortgage Manager
                  and the Mortgage Manager.

                  FORMER MORTGAGE MANAGER means National Mutual Property
                  Services (Aust) Pty Limited.

                  MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT means the
                  agreement dated 4 July 1994 between the Trustee, the Manager and the Former Mortgage Manager (as amended).

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         1.2      INTERPRETATION

                  Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

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2        AMENDMENTS TO THE AGREEMENT

         2.1      AMENDMENTS

                  The Agreement is amended by deleting from item 14(a) of
                  Schedule 1 the number "25" and replacing it with "30".

         2.2      EFFECTIVENESS

                  The amendments to the Agreement in clause 2.1 take effect on and from the date of this deed.

         2.3      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

                  (a)   An amendment to the Agreement does not affect the
                        validity or enforceability of the Agreement.

                  (b)   Nothing in this deed:

                        (1)        prejudices or adversely affects any right,
                                   power, authority, discretion or remedy
                                   arising under the Agreement before the date
                                   of this deed; or

                        (2)        discharges, releases or otherwise affects any
                                   liability or obligation arising under the
                                   Agreement before the date of this deed.

--------------------------------------------------------------------------------
3        GENERAL

         3.1      GOVERNING LAW AND JURISDICTION

                  (a)   This deed is governed by the laws of the State of New
                        South Wales.

                  (b)   Each of the parties irrevocably submits to the
                        non-exclusive jurisdiction of the courts of the State of
                        New South Wales.

         3.2      VARIATION

                  A variation of any term of this deed must be in writing and signed by the parties.

         3.3      FURTHER ASSURANCES

                  Each party must do all things and execute all further
                  documents necessary to give full effect to this deed.

         3.4      COUNTERPARTS

                  (a)   This deed may be executed in any number of counterparts.

                  (b)   All counterparts, taken together, constitute one
                        instrument.

                  (c)   A party may execute this deed by signing any
                        counterpart.

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         3.5      ATTORNEYS

                  Each of the attorneys executing this deed states that the
                  attorney has no notice of the revocation of the power of
                  attorney appointing that attorney.

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:



           /s/ Adam Jeffrey                                                      /s/ Shelagh Gossain

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

           Adam Jeffrey                                                          Shelagh Gossain

------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

           /s/ Adam Jeffrey                                                      /s/ Peter Rowe

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

           Adam Jeffrey                                                          Peter Rowe

------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS EQUITY PTY LIMITED
by its attorney in the
presence of:

           /s/ Adam Jeffrey                                                      /s/ Peter Rowe

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

           Adam Jeffrey                                                          Peter Rowe

------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


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Freehills Sydney 004722560           Printed 7 September 2005             PAGE 4

                              AMENDING DEED TO THE MORTGAGE
                              ORIGINATION AND MANAGEMENT
                              AGREEMENT

                              FOR THE SUPERANNUATION MEMBERS' HOME LOANS
                              PROGRAMME

                              PERPETUAL TRUSTEES AUSTRALIA LIMITED
                              ABN 86 000 431 827

                              ME PORTFOLIO MANAGEMENT LIMITED
                              ABN 79 005 964 134

                              and

                              MEMBERS EQUITY PTY LIMITED
                              ABN 56 070 887 679

                              [FREEHILLS LOGO]

                              MLC Centre Martin Place
                              Sydney New South Wales 2000 Australia
                              Telephone +61 2 9225 5000
                              Facsimile +61 2 9322 4000
                              www.freehills.com DX 361 Sydney

                              SYDNEY MELBOURNE PERTH BRISBANE HANOI SINGAPORE
                              Correspondent Offices HO CHI MINH CITY:
                              JAKARTA KUALA LUMPUR

                              Reference PJSR:25E

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Clause                                                                      Page

1        DEFINITIONS AND INTERPRETATION                                        1

         1.1      Definitions                                                  1
         1.2      Interpretation                                               2

2        AMENDMENTS TO THE AGREEMENT                                           2

         2.1      Amendments                                                   2
         2.2      Effectiveness                                                2
         2.3      Amendments not to affect validity, rights, obligations       2

3        GENERAL                                                               2

         3.1      Governing law and jurisdiction                               2
         3.2      Variation                                                    3
         3.3      Further assurances                                           3
         3.4      Counterparts                                                 3
         3.5      Attorneys                                                    3
         3.6      Trustee limitation of liability                              3

SCHEDULE 1 - AMENDMENTS                                                        4

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THIS AMENDING DEED

                  is made on 8 February 2005 between the following parties:

                  1       PERPETUAL TRUSTEES AUSTRALIA LIMITED
                          ABN 86 000 431 827
                          of Level 7, 39 Hunter Street, Sydney, New South Wales
                          (TRUSTEE)

                  2       ME PORTFOLIO MANAGEMENT LIMITED
                          ABN 79 005 964 134
                          of Level 17, 360 Collins Street, Melbourne, Victoria
                          (formerly known as Superannuation Members' Home Loans
                          Limited)
                          (MANAGER)

                  3       MEMBERS EQUITY PTY LIMITED
                          ABN 56 070 887 679
                          of Level 17, 360 Collins Street, Melbourne Victoria
                          (formerly known as NMFM Lending Pty Limited)
                          (MORTGAGE MANAGER)

RECITALS

                  A.      The Trustee is a trustee of trusts known as the
                          Superannuation Members' Home Loans Trusts (TRUSTS) and
                          the Manager is a manager of the Trusts.

                  B.      The Trustee, the Manager and the Former Mortgage
                          Manager entered into the Mortgage Origination and
                          Management Agreement.

                  C.      By the Deed of Novation the Former Mortgage Manager
                          surrendered its rights and was released and discharged
                          from its obligations under the Mortgage Origination
                          and Management Agreement and the Mortgage Manager
                          became entitled to equivalent rights and assumed
                          equivalent obligations.

                  D.      The parties wish to amend the Agreement in the manner
                          set out in this deed.

THE DEED WITNESSES

                  that in consideration of, among other things, the mutual
                  promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1        DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  In this deed:

                  AGREEMENT means the agreement created by the Mortgage
                  Origination and Management Agreement and the Deed of Novation.

                  DEED OF NOVATION means the deed dated 28 September 1995
                  between the Trustee, the Manager, the Former Mortgage Manager
                  and the Mortgage Manager.

                  EFFECTIVE DATE means 2 February 2005.

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                  FORMER MORTGAGE MANAGER means National Mutual Property
                  Services (Aust) Pty Limited.

                  MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT means the
                  agreement dated 4 July 1994 between the Trustee, the Manager and the Former Mortgage Manager (as amended).

                  RELEVANT TRUSTS means:

                  (a)   the Superannuation Members' Home Loans Origination Fund
                        No. 3;

                  (b)   the Superannuation Members' Home Loans Warehousing Trust
                        2004-1;

                  (c)   the Superannuation Members' Home Loans Securitisation
                        Fund 2005-1;

                  (d)   each Origination Fund created after the date of this
                        deed; and

                  (e)   each Securitisation Fund created after the date of this
                        deed.

         1.2      INTERPRETATION

                  Clause 1.2 of the Agreement is incorporated in this deed as if set out in full in this deed.

--------------------------------------------------------------------------------
2        AMENDMENTS TO THE AGREEMENT

         2.1      AMENDMENTS

                  The Agreement is amended as set out in schedule 1 in respect of the Relevant Trusts.

         2.2      EFFECTIVENESS

                  The amendments to the Agreement in clause 2.1 take effect on and from the Effective Date in respect of the Relevant Trusts.

         2.3      AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

                  (a)   An amendment to the Agreement does not affect the
                        validity or enforceability of the Agreement.

                  (b)   Nothing in this deed:

                        (1)        prejudices or adversely affects any right,
                                   power, authority, discretion or remedy
                                   arising under the Agreement before the date
                                   of this deed; or

                        (2)        discharges, releases or otherwise affects any
                                   liability or obligation arising under the
                                   Agreement before the date of this deed.

--------------------------------------------------------------------------------
3        GENERAL

         3.1      GOVERNING LAW AND JURISDICTION

                  (a)   This deed is governed by the laws of the State of New
                        South Wales.

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                  (b)   Each of the parties irrevocably submits to the
                        non-exclusive jurisdiction of the courts of the State of
                        New South Wales.

         3.2      VARIATION

                  A variation of any term of this deed must be in writing and signed by the parties.

         3.3      FURTHER ASSURANCES

                  Each party must do all things and execute all further
                  documents necessary to give full effect to this deed.

         3.4      COUNTERPARTS

                  (a)   This deed may be executed in any number of counterparts.

                  (b)   All counterparts, taken together, constitute one
                        instrument.

                  (c)   A party may execute this deed by signing any
                        counterpart.

         3.5      ATTORNEYS

                  Each of the attorneys executing this deed states that the
                  attorney has no notice of the revocation of the power of
                  attorney appointing that attorney.

         3.6      TRUSTEE LIMITATION OF LIABILITY

                  Clause 17 of the Agreement is incorporated in this deed as if set out in full in this deed except that references to "this
                  Agreement" are references to "this deed".

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SCHEDULE 1 - AMENDMENTS

                  The Agreement is amended by:

                  (a)   inserting in clause 10.1(m) immediately after the words
                        "have complied" the words "in all material respects";

                  (b)   making the following amendments to schedule 1 of the
                        Agreement:

                        (1)        deleting "We" from the third paragraph and
                                   substituting "Except as specified below, we";

                        (2)        inserting at the end of clause 1 the words
                                   "except as disclosed to the Trust Manager on
                                   behalf of itself and the Trustee in writing,
                                   and approved or waived by the Trust Manager
                                   on or prior to the settlement of a Mortgage";

                        (3)        deleting clause 4 in its entirety and
                                   substituting the following new clause 4:

                                            "We are not actually aware of any
                                            material breach of the relevant
                                            Approved Mortgage Insurance Policy
                                            by the Trustee, the Trust Manager or
                                            ourselves which would allow the
                                            insurer under the relevant Approved
                                            Mortgage Insurance Policy to reduce
                                            or avoid a claim under the terms of
                                            the Approved Mortgage Insurance
                                            Policy;";

                        (4)        inserting at the end of clause 6 the words
                                   "that has not been waived";

                        (5)        inserting in clause 10 after the words
                                   "Uniform Consumer Credit Legislation" the
                                   words:

                                            "where failure to do so would:

                                            (a)     adversely affect the amounts
                                                    recoverable from the
                                                    borrower or the benefit of
                                                    the security provided by the
                                                    Mortgage or its coverage
                                                    under the relevant Approved
                                                    Mortgage Insurance Policy or
                                                    would allow the insurer
                                                    under the relevant Approved
                                                    Mortgage Insurance Policy to
                                                    reduce or avoid a claim
                                                    under the terms of the
                                                    Approved Mortgage Insurance
                                                    Policy or at law; or

                                            (b)     result in any continuing
                                                    liability under the Uniform
                                                    Consumer Credit Legislation
                                                    to the fund in respect of
                                                    which the Securitisation
                                                    Fund Bond Issue Direction
                                                    referred to in this
                                                    certificate has been given";

                        (6)        inserting in clause 11 after the word
                                   "complied" the words "in all material
                                   aspects" and inserting after the words
                                   "Uniform Consumer Credit Legislation" the
                                   words:

                                            "where failure to do so would:

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                                            (a)     adversely affect the amounts
                                                    recoverable from the
                                                    borrower or the benefit of
                                                    the security provided by the
                                                    Mortgage or its coverage
                                                    under the relevant Approved
                                                    Mortgage Insurance Policy or
                                                    would allow the insurer
                                                    under the relevant Approved
                                                    Mortgage Insurance Policy to
                                                    reduce or avoid a claim
                                                    under the terms of the
                                                    Approved Mortgage Insurance
                                                    Policy or at law; or

                                            (b)     result in any continuing
                                                    liability under the Uniform
                                                    Consumer Credit Legislation
                                                    to the fund in respect of
                                                    which the Securitisation
                                                    Fund Bond Issue Direction
                                                    referred to in this
                                                    certificate has been given";
                                                    and

                        (7)        inserting at the end of clauses 5, 14, 16,
                                   17, 18, 19 and 20 the words:

                                            "except that: [insert details as
                                            appropriate or if none insert
                                            "Nil"]".

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:



           /s/ Deborah Nutting                                                   /s/ Rebecca Stock

------------------------------------------------                 --------------------------------------------------
Witness                                                          Attorney

           Deborah Nutting                                                       Rebecca Stock

------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by:

           /s/ Nicholas Vamvakas                                        /s/ David Tennant

------------------------------------------------                 --------------------------------------------------
Director                                                         Director

           Nicholas Vamvakas                                                     David Tennant

------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)

SIGNED SEALED AND DELIVERED for
MEMBERS EQUITY PTY LIMITED
by:

           /s/ Anthony Wamsteker                                        /s/ David Tennant

------------------------------------------------                 --------------------------------------------------
Director                                                         Secretary

           Anthony Wamsteker                                                     David Tennant

------------------------------------------------                 --------------------------------------------------
Name (please print)                                              Name (please print)


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